NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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Cullman Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2010

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Cullman Bancorp, Inc. (the “Company”). The Company is the holding company of Cullman Savings Bank, and our common stock is traded on the OTC Electronic Bulletin Board under the symbol “CULL.” The Annual Meeting will be held at the main office of Cullman Savings Bank, located at 316 Second Avenue S.W., Cullman, Alabama, at 5:00 p.m., Alabama time, on Tuesday, May 18, 2010.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, Crowe Horwath LLP, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for fiscal year 2010. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

John A. Riley, III
President and Chief Executive Officer

Cullman Bancorp, Inc.

316 Second Avenue, S.W.

Cullman, Alabama 35055

(256) 734-1740

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 18, 2010

Notice is hereby given that the Annual Meeting of Stockholders of Cullman Bancorp, Inc. (the “Company”) will be held at the main office of Cullman Savings Bank, located at 316 Second Avenue S.W., Cullman, Alabama, on Tuesday, May 18, 2010 at 5:00 p.m., Alabama time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of two directors to the Board of Directors;

2.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 5, 2010, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 316 Second Avenue, S.W., Cullman, Alabama, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Robin O’Berry
Corporate Secretary

April 19, 2010

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2010: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2009 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6716.

PROXY STATEMENT

Cullman Bancorp, Inc.

316 Second Avenue, S.W.

Cullman, Alabama 35055

(256) 734-1740

ANNUAL MEETING OF STOCKHOLDERS

May 18, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cullman Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the main office of Cullman Savings Bank, located at 316 Second Avenue S.W., Cullman, Alabama, on Tuesday, May 18, 2010, at 5:00 p.m., Alabama time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders, the Proxy Card and this Proxy Statement are first being mailed to stockholders on or about April 19, 2010.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on April 5, 2010 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 2,512,750 shares of common stock issued and outstanding, 1,382,012 of which were held by Cullman Savings Bank, M.H.C. (the “Mutual Holding Company”), and 1,130,738 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Annual Meeting.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of the election of the two nominees proposed by the Board of Directors and in favor of the ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm, the approval of each such proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding
Principal Stockholders:

Cullman Savings Bank, M.H.C. 316 Second Avenue, S.W. Cullman, Alabama 35055	1,382,012	55.0%

Cullman Savings Bank, M.H.C. (2) and all Directors and Executive Officers as a group (9 persons) 316 Second Avenue, S.W. Cullman, Alabama 35055	1,548,086	61.6%

(1)

For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)

The Company’s executive officers and directors are also executive officers and directors of Cullman Savings Bank, M.H.C. Excluding shares held by Cullman Savings Bank, M.H.C., the Company’s executive officers and directors owned an aggregate of 166,074 shares, or 6.61% of the outstanding shares.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five members.

The Company’s bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected. The Nominating Committee of the Board of Directors has nominated John A. Riley, III and Dr. William F. Peinhardt, each to serve as a director for a three-year term and until his successor has been elected and shall qualify. Each of the nominees is currently a member of the Board of Directors.

The table below sets forth certain information as of March 31, 2010 regarding the composition of the Company’s Board of Directors, including the terms of office of members of the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name(1)	Age	Positions Held	Director Since(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date(3)	Percent of Class

NOMINEES
John A. Riley, III	45	President, Chief Executive Officer and Director	2000	2010	38,621	1.54%
Dr. William F. Peinhardt	63	Chairman of the Board	1999	2010	25,000	*

DIRECTORS CONTINUING IN OFFICE
Dr. Paul D. Bussman	53	Director	1994	2012	12,713	*
Kim J. Chaney	52	Director	1999	2011	31,475	1.25
Nancy McClellan	53	Director	2004	2011	6,855	*

EXECUTIVE OFFICERS
Alan R. Wood	43	Executive Vice President and Director of Lending	N/A	N/A	5,239	*
Michael Duke	53	Senior Vice President and Chief Financial Officer	N/A	N/A	1,343	*
Robin Parson	43	Senior Vice President	N/A	N/A	24,428	*
Robin O’Berry	43	Senior Vice President and Secretary	N/A	N/A	20,400	*
All directors and executive officers as a group (9 persons)					166,074	6.61%

(1)

The mailing address for each person listed is 316 Second Avenue, S.W., Cullman, Alabama 35055. Each of the directors listed is also a director of Cullman Savings Bank, M.H.C., which owns the majority of the Company’s issued and outstanding shares of common stock.

(2)	Reflects initial appointment to the Board of Directors of the mutual predecessor to Cullman Savings Bank.
(3)	See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners”.
(4)

At December 31, 2009, 2,081 shares of common stock had been allocated to the accounts of executive officers under Cullman Savings Bank’s employee stock ownership plan. Under the terms of the plan, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the plan trustee in accordance with voting instructions of plan participants, with each participant deemed to have one share allocated to his/her account. At December 31, 2009, 20,000, 31,475, 6,855, 18,680, 11,000 and 10,000 shares beneficially owned by Dr. Peinhardt, Mr. Chaney, Ms. McClellan, Mr. Riley, Ms. Parson and Ms. O’Berry, respectively, have been pledged as collateral.

*	Less than one percent.

The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

Directors

John A. Riley, III currently serves as President and Chief Executive Officer of Cullman Savings Bank and was appointed to that position in 2006. He was employed by Cullman Savings Bank in 1993 as a loan officer and held several positions prior to being named Chief Executive Officer, including Senior Vice President for Lending, a position he held from 1999 until his appointment as Chief Executive Officer. He currently serves on the Board of Directors of Cullman Savings Bank and serves on several Boards in the community, including Operation Round-up Trust, the Board of the Good Samaritan Clinic and The Cullman Regional Medical Center Foundation. Mr. Riley is a past board member for the Cullman Area Chamber of Commerce, and is a member of the Cullman Lions Club, Cullman Rotary Club, and the Cullman County Realtors Association.

Dr. Paul D. Bussman is a dentist in private practice in Cullman, Alabama. He has served on the Cullman Regional Medical Center Foundation Board and the Cullman Area Chamber of Commerce Board serving as the chairman of the Chamber of Commerce in 2004. He is a 2000 graduate of “Leadership Cullman County,” a community improvement program sponsored by the Cullman Area Chamber of Commerce. Dr. Bussman serves on the Vestry of Grace Episcopal Church. He is a member and a Past President of the Kiwanis Club of Cullman and is Past President of the Alabama Academy of General Dentistry.

Kim J. Chaney is the Presiding District Judge of Cullman County. He is Chairman of the Board of Directors for the Juvenile Boot Camp Mitnick and serves on the executive board of Alabama Juvenile and Family Court Judge’s Association. He is also a member of the American Bar Association, the Alabama Bar Association and the Alabama District Judge’s Association. Locally, Judge Chaney serves on the Cullman County Extension Office Advisory Board, on the Board of Directors of Daystar House (a local homeless shelter), on the Board of Cullman Caring for Kids (a child abuse and neglect prevention program) and on the Cullman Cattlemen’s Association. He serves on the Cullman County Health Coalition and on the CRMC Foundation Board. He serves as Chairman for the Cullman Children’s Policy Council, which tries to coordinate all local services that deal with the problems of area youth. Judge Chaney was recognized by the Cullman Times as Cullman County’s Distinguished Citizen in 2001.

Nancy McClellan is a lawyer in private practice since 1982. She is a partner with the law firm of Bland, Harris & McClellan, P.C. of Cullman, Alabama, and has served as counsel for Cullman Savings Bank since 2001. She is a member of the Alabama Bar Association and the Alabama Defense Lawyers Association. She currently serves on the Board of Trustees of Cullman Regional Medical Center Foundation. She is a former assistant district attorney for Cullman County and has served on the Boards of Directors of United Way of Cullman, the Cullman City Schools Foundation and the Cullman Area Chamber of Commerce. She is a frequent speaker for clubs and civic groups in the area of elder law and estate planning.

Dr. William F. Peinhardt is President of Cullman Internal Medicine and serves as Medical Director of Cardiopulmonary Rehabilitation at Cullman Regional Medical Center. He was State President of the American Heart Association from 1980-1981. He is an active member of St. Andrews Methodist Church. His family operates a living history farm and provides tours for local children. He is also active in various conservation, environmental and forestry efforts.

Executive Officers of the Company who are not Directors

Alan R. Wood is the Executive Vice President of the Company and of Cullman Savings Bank and has served in those positions since 2009 and 2006, respectively. He currently serves as the director of lending and is the most senior officer of Cullman Savings Bank other than the President and Chief Executive Officer. He has been in the banking industry since 1985. He has previously served as a Vice President and Commercial Lender with South Trust Bank, and served as Amsouth Bank’s city president prior to joining Cullman Savings Bank in 2006. Mr. Wood is a graduate of Athens State College. He is currently a director with Cullman Regional Medical Center, a past director of the Cullman Area Chamber of Commerce, and the CRMC Foundation board as well as the United Way of Cullman Board. He is a member and past president of the Cullman Lions Club, a graduate of Leadership Cullman class of 1999, and past president of the Wallace State Alumni Association.

Michael Duke is Chief Financial Officer of the Company and of Cullman Savings Bank. He has served in that position for the Company since its inception in 2009 and for the Bank since 2007. Prior to this appointment at

Cullman Savings Bank, Mr. Duke served as President of Evabank, Cullman, Alabama, since 1999. He has been in banking since 1977 and was employed by AmSouth Bank for 20 years. Mr. Duke was AmSouth’s Alabama north region controller for eight years and AmSouth’s Cullman city president for four years. Mr. Duke holds an Economics degree from the University of Alabama at Birmingham, and has completed Alabama Banking School, Stonier Graduate School of Banking and Leadership Cullman County. He is past chairman of the Cullman Area Chamber of Commerce, past president of the Cullman Regional Medical Center Foundation, past president of the Cullman County Farm City Committee and past president and current board member of Cullman Area United Way.

Robin Parson is Senior Vice President of the Company and Senior Vice President and Director of Savings for Cullman Savings Bank. She has served in that position for the Company since its inception in 2009 and for the Bank since 2002. Her employment with Cullman Savings Bank began in 1985. Ms. Parson has served on the Small Business Committee of the Cullman Area Chamber of Commerce and is a 2001 Leadership Cullman County graduate.

Robin O’Berry is Senior Vice President and Secretary of the Company since 2009 and of Cullman Savings Bank since 1999. She has been employed by Cullman Savings Bank since 1986 and has held several positions in the lending department.

Attributes / Skills of Directors

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively, the Nominating Committee and the Board of Directors focused primarily on the information included in each of the directors’ individual biographies set forth above. The particular experience, qualifications, attributes or skills that led the Board of Directors to conclude that each person could serve as a director of the Company are summarized below:

John A Riley III – Mr. Riley joined the Board of Directors of Cullman Savings Bank in 2000. He is President and Chief Executive Officer of Cullman Savings Bank. Since starting his employment with the Bank in 1993, he has served in several positions that have enabled him to develop an in-depth understanding of all areas of bank operations. By sharing with the Board of Directors this practical understanding of Bank operations, Mr. Riley has aided Board analysis and decision-making. In addition, Mr. Riley is very active in the local community and has many business contacts, which have been beneficial to the Company and the Bank.

Dr. William F. Peinhardt – Dr. Peinhardt joined the Board of Directors of Cullman Savings Bank in 1999. He is President of Cullman Internal Medicine and serves as Medical Director of Cardiopulmonary Rehabilitation at Cullman Regional Medical Center. His expertise in the areas of management and personnel and his vast experience in the medical field and other business ventures have enhanced the Board’s efficiency and effectiveness.

Dr. Paul D. Bussman – Dr. Bussman joined the Board of Directors of Cullman Savings Bank in 1994. He has been a dentist in private practice in Cullman, Alabama since 1983. The experience he has gained as a small business owner and operator and in his professional career has been an asset to the Board in considering personnel, budgeting, and strategic planning issues.

Kim J. Chaney – Judge Chaney joined the Board of Directors of Cullman Savings Bank in 1999. He has been the Presiding District Judge of Cullman County since 1992. His legal background aids the Board of Directors in its consideration of legal matters. He also is well known in the community and utilizes these contacts to provide business leads for the Bank and the Company.

Nancy McClellan – Ms. McClellan joined the Board of Directors of Cullman Savings Bank in 2004. She has been an attorney in private practice since 1982. She serves as legal counsel for the Bank and possesses extensive knowledge in the area of real estate law. This expertise in real estate law has served the Bank and the Board of Directors well over the years since the vast majority of the Bank’s lending is real estate related.

The Nominating Committee and the Board of Directors do not have a formal diversity policy in identifying nominees for director. However, in considering all of the attributes of an effective director in the context of existing members of the Board, the Committee and the Board do consider differences of viewpoint (including different viewpoints derived from diverse race, gender and national origin), professional experience, education and skills so as to achieve balance and heterogeneity in backgrounds and experiences on the Board.

Board Independence, Leadership Structure and Risk Oversight

The Board of Directors has determined that, except for Mr. Riley, each member of the Board of Directors is an “independent director” within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards. Mr. Riley is not considered independent because he serves as an executive officer of the Company. In determining the independence of the independent directors listed above, the Board of Directors considered the fact that Ms. McClellan is a partner in the law firm of Bland, Harris & McClellan, P.C., a law firm that performs legal services for Cullman Savings Bank and also sells title insurance to borrowers of Cullman Savings Bank for which it receives commissions from the title insurer at prescribed rates. The Board of Directors also reviewed the lending transactions with certain directors that are reported below under the heading “—Transactions with Certain Related Persons.”

To assure effective and independent oversight of management, in 2006, the Board of Directors separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. The Chairman of the Board is an independent, non-management role.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews reports from members of senior management on areas of material risk to the Company, including credit, financial, operational, liquidity, legal and regulatory risks. In reviewing the reports, the full Board, or the appropriate Committee in the case of risks that are under the purview of a particular Committee, discuss with the members of senior management responsible for the areas covered by the reports how risks have been identified and what strategies and procedures have been put in place to mitigate risks. When a Committee receives a report, the Chairman of the relevant Committee communicates the results of the report review to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended December 31, 2009.

Meetings and Committees of the Board of Directors

General. The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. In addition, the “independent” members of the Board of Directors meet in executive sessions on an as needed basis. The standing committees include the Compensation, Nominating and Audit Committees. During the year ended December 31, 2009 (since the Company’s formation on October 8, 2009), the Board of Directors held no regular meeting and one special meeting. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend.

Nominating Committee. The Nominating Committee consists of directors Bussman, Chaney and Peinhardt. Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.cullmansavingsbank.com. The Committee met one time during the fiscal year ended December 31, 2009.

The primary function of the Nominating Committee is to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval. The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Committee would solicit suggestions for director candidates from all members of the Board of Directors. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. During the year ended December 31, 2009, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	have the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	have experiences and achievements that have given them the ability to exercise and develop good business judgment;

•	are willing to devote the necessary time to the work of the Board and its committees and are available for Board and committee meetings;

•	are familiar with the communities in which the Company operates and is actively engaged in community activities;

•	are not involved in other activities or interests that create a conflict with their responsibilities to the Company and its stockholders; and

•	have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

Procedures for the Recommendation of Director Nominees by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 316 Second Avenue, S.W., Cullman, Alabama 35055. The Corporate Secretary must receive a submission not less than 120 days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. However, if the date of the annual meeting is advanced more than

30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely the recommendation for director must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The submission must include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

•

The name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

•

The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided;

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company or any of its affiliates;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals”. No submission for Board nominees was received by the Company for the Annual Meeting.

Stockholder Communications with the Board of Directors. A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director may write to the Corporate Secretary of the Company, 316 Second Avenue, S.W., Cullman, Alabama 35055, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•	Forward the communication to the Director or Directors to whom it is addressed;

•	Attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chairman will present a summary of all communications received since the last meeting that were not forwarded and make such communications available to the Directors on request.

The Audit Committee. The Audit Committee consists of directors Bussman, Chaney and Peinhardt. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. Based on its review of the criteria of an “audit committee financial expert” under the rules adopted by the Securities and Exchange Commission, the Board of Directors does not believe that any member of the Audit Committee qualifies as an audit committee financial expert. While the Board of Directors will consider adding a person who qualifies as an audit committee financial expert should future vacancies arise on the Board of Directors, it has chosen not to expand the Board of Directors for the sole purpose of adding an audit committee financial expert because of the significant financial expertise of the current board members. Specifically, directors Bussman, Chaney and Peinhardt have each served on Cullman Savings Bank’s Audit Committee for a minimum of ten years. Each of them has an understanding of, and the ability to analyze and evaluate, Cullman Savings Bank’s financial statements, as well as an understanding of an audit committee’s functions. Additionally, Messrs. Bussman and Peinhardt have each overseen and assessed the finances of their personal businesses.

The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm in connection with the audit of the Company’s annual financial consolidated statements;

•

in consultation with the independent registered public accounting firm and the Company’s internal audit firms, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•

considering whether the provision of services by the independent registered public accounting firm not related to the annual audit and quarterly reviews is consistent with maintaining its independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit firms’ staffs and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the audit committee charter.

The Audit Committee met one time during the fiscal year ended December 31, 2009. The Audit Committee reports to the Board of Directors on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at www.cullmansavingsbank.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009;

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•

Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence; and

•	Pre-approved all audit, audit-related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. In addition, the Audit Committee approved the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, subject to the ratification of the appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Dr. Paul D. Bussman

Kim J. Chaney

Dr. William F. Peinhardt

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.cullmansavingsbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Compensation Committee

The Compensation Committee, consisting of independent directors Bussman, Chaney and Peinhardt, generally determines salary and other compensation for employees, including the Named Executive Officers, as defined below. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Compensation Committee meets in executive session to determine such salaries. The Compensation Committee met one time in fiscal year 2009 to establish salaries and incentive plans for the staff of the Cullman Savings Bank and the Company. The Board of Directors has adopted a written charter for the Compensation Committee, which is available at the Company’s website at www.cullmansavingsbank.com.

During 2009, the Committee did not retain a compensation and benefits consultant.

Executive Compensation

The Board of Directors’ philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of shareholder value based on annual earnings performance and the market price of the Company’s stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To encourage ownership of the Company’s common stock through stock-based compensation; and

•	To maintain compensation levels that are competitive with other financial institutions and particularly those in the Company’s peer group based on asset size and market area.

The Board of Directors considers a number of factors in its decisions regarding executive compensation and benefits including, but not limited to, the level of responsibility and performance of the individual executive officer, the overall performance of the Company, and consideration of industry, community bank peers and local market conditions. Base salary levels of the Company’s and Cullman Savings Bank’s executive officers are set to reflect the duties and responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. In setting base salaries, the Board of Directors also considers a number of factors relating to each executive officer, including individual performance, job responsibilities, experience level, ability and the knowledge of the position, and overall performance of the Company and Cullman Savings Bank. These factors are considered subjectively and, where possible, quantitatively, and are weighted partially by those aspects deemed more significant than others. Such a weighting of these evaluation factors will vary from year to year in response to the strategic plan and current market conditions. The Board of Directors also considers the recommendations of the Chief Executive Officer with respect to the compensation of the other executive officers. The Board of Directors and the Chief Executive Officer review the same information in connection with these performance evaluations and related recommendations of these executives.

Executive Compensation

The following table sets forth for the year ended December 31, 2009 certain information as to the total remuneration paid by the Company to our President and Chief Executive Officer John A. Riley, our Executive Vice President and Director of Lending Alan R. Wood and our Senior Vice President and Chief Financial Officer Michael Duke (“Named Executive Officers”).

		Summary Compensation Table
Name and principal position	Year	Salary ($)		Bonus ($)	Non-qualified deferred compensation earnings ($)(2)	All other compensation ($)		Total ($)

John A. Riley, III President and Chief Executive Officer	2009	$193,000	(1)	$29,750	$398	$58,564	(3)	$281,712
	2008	181,000		33,000	79	40,282		254,361

Alan R. Wood Executive Vice President and Director of Lending	2009	129,883		22,100	346	38,851	(4)	191,180
	2008	126,100		25,220	—	38,265		189,585

Michael Duke Senior Vice President and Chief Financial Officer	2009	125,750		21,400	335	37,707	(5)	185,192
	2008	122,100		24,420	—	37,771		184,291

(1)	Includes fees in the amount of $18,000 relating to service as a director.
(2)	The amount in this column represents the above-market earnings (defined for these purposes as the amount that exceeds 120% of the applicable federal long-term rate) on Mr. Riley’s account balance in the Directors’ Cash Compensation Deferral Plan.
(3)	Amounts paid include Cullman Savings Bank’s contributions under our Profit Sharing Plan in the amount of $33,413, amounts contributed to Deferred Incentive Plan in the amount of $17,500, a matching contribution under the Directors’ Cash Compensation Deferral Plan in the amount of $6,000, imputed income resulting from premiums paid by Cullman Savings Bank with respect to life and disability insurance premiums in the aggregate amount of $1,084 and reimbursement for cell phone use in the amount of $567.00
(4)

Amounts paid include Cullman Savings Bank’s contributions under our Profit Sharing Plan in the amount of $23,063, amounts contributed to the Deferred Incentive Plan in the amount of $12,988, fees for attendance at Cullman Savings Bank’s board of director meetings in the amount of $1,182, imputed income resulting from premiums paid by Cullman Savings Bank with respect to life and disability insurance premiums in the aggregate amount of $1,027 and reimbursement for cell phone use in the amount of $591.
(5)	Amounts paid include Cullman Savings Bank’s contributions under our Profit Sharing Plan in the amount of $22,343, amounts contributed to the Deferred Incentive Plan in the amount of $12,575, fees for attendance at Cullman Savings Bank’s board of director meetings in the amount of $1,200, imputed income resulting from premiums paid by Cullman Savings Bank with respect to life and disability insurance premiums in the aggregate amount of $989 and reimbursement for cell phone use in the amount of $600.

Benefit Plans

Deferred Incentive Plan. Cullman Savings Bank maintains a Deferred Incentive Plan whereby John A. Riley, Alan R. Wood and Michael Duke may receive an annual amount credited to their account. The executives do not contribute to the plan. The amount of the annual award ranges between 0% and 20% of an executive’s base salary and the amount is determined based on Cullman Savings Bank’s performance. Specifically, for 2009, Messrs. Riley, Wood and Duke would receive an award of 10% of base salary if the return on assets is 0.60%, or 15% of base salary if the return on assets is 0.75% and an award of 20% of base salary if the return on assets is 0.90%. The specific goals are determined annually and are subject to the discretion of the Board of Directors, Chief Executive Officer or any appropriate management personnel. For 2009, the Board of Directors set the specific goals, in consultation with our Chief Executive Officer. The Deferred Incentive Plan, which is an unfunded plan, provides that each annual award is credited with an assumed annual return equal to the greater of an interest rate equal to 6% or 10 times the Bank’s return on assets for the most recently completed year, but not to exceed an interest rate of 10%. In addition, each annual award is subject to a 5-year cliff vesting schedule and executives will become 100% vested upon a change in control, death, disability or retirement. Executives will receive a distribution upon termination of service, or if earlier, the occurrence of an unforeseen emergency, death, disability or change in control. For 2009, Messrs. Riley, Wood and Duke received $17,500, $13,762 and $13,324, respectively, under the plan.

Profit Sharing Plan. Cullman Savings Bank maintains a tax-qualified defined contribution plan for eligible employees (the “Profit Sharing Plan”). All employees at least age 19 who have completed at least one year of entry service are eligible to participate in the Profit Sharing Plan. The Bank may make an annual discretionary contribution to the Profit Sharing Plan which is shared among all eligible participants, including the Named Executive Officers. Participants may not make any contributions to the Profit Sharing Plan. The Bank has made a discretionary profit sharing contribution in each year since 1984. To be eligible to share in the discretionary profit sharing contribution, a participant must be employed on December 31. A participant will also be eligible to share in the profit sharing contribution if he or she was an active participant at any time during the plan year and retired, died or became totally disabled. The discretionary profit sharing contribution is divided among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants become 100% vested in the contributions made to their account upon the completion of 3 years of service. In 2009, the Bank made a discretionary contribution in the amount of $268,006 to the Profit Sharing Plan. For 2009, Messrs. Riley, Wood and Duke received $33,413, $23,063 and $22,343, respectively, under the plan. The Profit Sharing Plan provides participants with the opportunity to purchase and sell the common stock of Cullman Bancorp, Inc.

Employment / Change in Control Agreements. Cullman Savings Bank has no current plans to enter into employment or change in control agreements with any of its executive officers.

Employee Stock Ownership Plan. Cullman Savings Bank has adopted an employee stock ownership plan. Eligible employees who have attained age 19 and completed 1,000 hours of service during a continuous 12-month period are eligible to participate in the plan. The employee stock ownership plan trust has borrowed funds from the Company and used those funds to purchase 98,500 shares of Company common stock. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Cullman Savings Bank discretionary contributions to the employee stock ownership plan over a period of 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. Thereafter the interest rate adjusts annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Participants will become 100% vested upon the completion of three years of service. Participants who were employed by Cullman Savings Bank immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Pursuant to SOP 93-6, the Company records compensation expense each year in an amount equal to the fair market value of the shares committed to be released from the suspense account.

Directors’ Compensation

The following table sets forth the compensation paid to our directors other than Mr. Riley during the year ended December 31, 2009. Information with respect to director fees and other director compensation paid to Mr. Riley is included below in “Summary Compensation Table.”

	Director Compensation
Name	Fees earned or paid in cash ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
Dr. Paul D. Bussman	18,000	357	6,000	24,357
Kim J. Chaney	18,000	266	6,000	24,266
Nancy McClellan	18,000	307	6,000	24,307
Dr. William F. Peinhardt	18,000	266	6,000	24,266

(1)	Amounts represent Cullman Savings Bank’s matching contribution under our Directors’ Cash Compensation Deferral Plan in the amount of $6,000.

Fees. Cullman Savings Bank pays each director a fee of $1,500 for each board meeting attended. No separate fees are paid for committee meetings attended or for service as committee chairmen. Cullman Bancorp, Inc. does not pay any meeting or committee fees.

Cash Compensation Deferral Plan. Cullman Savings Bank maintains a Directors’ Cash Compensation Deferral Plan whereby directors may elect to defer a minimum of 25% and a maximum of 100% of their board fees until the later of age 65 or termination of service, or if earlier, the occurrence of an unforeseen emergency, death, disability or change in control. The Directors’ Cash Compensation Deferral Plan, which is an unfunded plan, provides for an annual matching contribution equal to 100% of the elected deferral amount, not to exceed $6,000 annually, and an assumed annual return on deferred amounts in an amount equal to the greater of an interest rate equal to 6% or 10 times Cullman Savings Bank’s return on assets for the most recently completed year, but not to exceed an interest rate of 10%.

In the event a director dies before he or she terminates service as a director, the director’s beneficiary will be paid a death benefit determined by assuming the director had remained in service until age sixty-five (65) and elected the maximum deferral and received the maximum matching contribution each year. Cullman Savings Bank elected to fund this death benefit through the purchase of life insurance policies on the life of each director, except for Kim Chaney. The dollar value of the premiums paid on the life insurance policies is provided in the next paragraph. The amount of the death benefit payable under the Directors’ Cash Compensation Deferral Plan is reduced by the amount of life insurance proceeds payable upon the death of a director, which is specified in each director’s Split Dollar Agreement. If a director dies after he or she terminates service as a director, the director’s beneficiary will receive only the unpaid portion of the director’s account. For Kim Chaney only, in the event of his death as of December 31, 2009, his beneficiary would receive a death benefit of $262,305 payable over a ten year period.

Split Dollar Agreements. In conjunction with the adoption of the Directors’ Cash Compensation Deferral Plan, Cullman Savings Bank has purchased insurance policies on the lives of the directors, other than Kim Chaney, and has entered into endorsement Split Dollar Agreements with each of our directors, other than Kim Chaney. The policies are owned by Cullman Savings Bank which paid each premium due on the policies in a single lump sum. The amount of the premiums paid for the life insurance policies was $1,000,830, $401,500, $242,955 and $345,715, respectively, on behalf of Messrs. Riley, Bussman, Peinhardt and Ms. McClellan. Under the Split Dollar Agreements, upon a director’s death while he or she was a director of Cullman Savings Bank, the director’s beneficiary will be paid a death benefit equal to the lesser of (i) one-hundred percent (100%) of the portion of the insurance proceeds designated in each director’s Split Dollar Agreement, or (ii) the director’s death benefit as calculated under the Cash Compensation Deferral Plan. In the event of the director’s deaths as of December 31, 2009, the beneficiaries of Dr. Bussman, Ms. McClellan, Dr. Peinhardt and Mr. Riley would receive a death benefit of $275,733, $380,028, $39,336 and $588,318, respectively. The amount of this benefit is reduced from the amount of the death benefit payable under the Cash Compensation Deferral Plan.

In the event a director dies after he or she terminated service as a director for any reason, including retirement, he or she will not be entitled to any benefits under his or her Split Dollar Agreement. The Split Dollar Agreement may be terminated at any time by Cullman Savings Bank or the director, by written notice to the other. The Split Dollar Agreement will also terminate automatically if a Director ceases to serve as a member of the board of directors for any reason except death, upon the surrender, cessation of Cullman Savings Bank’s business or upon bankruptcy, receivership or dissolution of Cullman Savings Bank. Upon termination, the director forfeits any right in the death benefit and Cullman Savings Bank may retain or terminate the insurance policy in its sole discretion.

Equity Compensation Plan Disclosure

As of December 31, 2009, there were no compensation plans under which equity securities of the Company are authorized for issuance.

Transactions with Certain Related Persons

Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features. Cullman Savings Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. Additionally, all future material affiliated transactions and loans, and any forgiveness of loans, must be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to legal counsel.

Loans to directors, executive officers and employees on their primary residence are included in Cullman Savings Bank’s Employee Loan Program. This program offers an adjustable rate that adjusts every December to the monthly median cost of funds as published by the Office of Thrift Supervision, plus 1.00% rounded up to the nearest 0.25%. At December 31, 2009 this rate was 3.25%

Set forth below is certain information as to loans made by Cullman Savings Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Cullman Savings Bank exceeded $120,000 at any time since January 1, 2009, and participated in the above-referenced Employee Loan Program which is available to all employees and does not give preference to any executive officer or director over any other employee. All of the loans in the following table are first mortgage loans secured by the borrower’s principal place of residence.

Name of Individual	Highest Balance Since January 1, 2009	Balance on December 31, 2009	Amount of Principal Paid Since January 1, 2009	Amount of Interest Paid Since January 1, 2009	Interest Rate On December 31, 2009
Paul Bussman	$487,054	$477,562	$9,491	$19,309	3.25%
Kim Chaney	331,339	321,917	9,422	13,078	3.25
John Riley	675,000	673,950	1,050	2,953	3.25
Nancy McClellan	325,644	310,694	14,951	12,749	3.25
Alan Wood	219,198	215,324	3,873	8,697	3.25
Robin O’Berry	194,184	188,475	5,708	7,667	3.25
Mike Duke	260,000	258,500	1,500	45	3.25

Other than as described above, all loans the principal balances of which exceeded $120,000 at any time during the period beginning January 1, 2009, made by Cullman Savings Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Cullman Savings Bank.

The aggregate amount of our loans to our officers and directors and their related entities was $9.3 million at December 31, 2009. These loans were performing according to their original terms at December 31, 2009.

Additionally, neither Cullman Bancorp, Inc. nor Cullman Savings Bank have made loans to, or have engaged in material transactions with, promoters. Cullman Bancorp, Inc. has no intention of engaging in any material transactions with promoters in the future.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Crowe Horwath LLP to be the Company’s independent registered public accounting firm for the 2010 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. Stockholder ratification of the selection of Crowe Horwath LLP is required by the Company’s Bylaws. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for the Company’s fiscal year ending December 31, 2010. A representative of Crowe Horwath LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

The Board of Directors is submitting the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm to the stockholders for ratification pursuant to the Company’s bylaws and as a matter of good corporate practice. If the stockholders fail to ratify the selection of Crowe Horwath LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Audit Fees. During the past two years the fees billed for professional services rendered by Crowe Horwath LLP (the “Independent Auditor”) for the audit of the annual financial statements were $75,000 for 2009 and $41,500 for 2008 (fees for 2008 were for Cullman Savings Bank, as the Company was formed in 2009).

Audit-Related Fees. During the years ended December 31, 2009 and 2008, there were aggregate fees of $0 and $7,500, respectively, billed for professional services by the Independent Auditor that were reasonably related to the performance of the audit.

Tax Fees. During the past two years the fees billed for professional services by the Independent Auditor for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $0 for 2009 and $0 for 2008.

All Other Fees. There were no other fees billed during the year ended December 31, 2009 or 2008. The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in 2009 did not affect the independent registered public accounting firm’s independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedited services are necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit and non-audit services for the past two years were pre-approved by the Audit Committee.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm for 2010, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP, as independent registered public accounting firm for the 2010 year.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 316 Second Avenue, S.W., Cullman, Alabama 35055, no later than December 20, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is May 17, 2011. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2011 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than May 12, 2011.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company will request that banks, brokers and other holders of record send proxies and material to the beneficial holders of Company common stock and secure their voting instructions. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has not retained a proxy solicitation firm to assist the Company in soliciting proxies.

The Company’s 2009 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to Robin O’Berry at the address set forth immediately below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO ROBIN O’BERRY, CORPORATE SECRETARY, CULLMAN BANCORP, INC., 316 SECOND AVENUE, S.W., CULLMAN, ALABAMA 35055, OR CALL AT (256) 734-1740.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Cullman Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the 2009 Annual Report to Stockholders, are each available on the internet at www.cfpproxy.com/6716.

BY ORDER OF THE BOARD OF DIRECTORS

Robin O’Berry
Corporate Secretary
Cullman, Alabama
April 19, 2010

REVOCABLE PROXY

CULLMAN BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 18, 2010

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Cullman Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the main office of Cullman Savings Bank, located at 316 Second Avenue S.W., Cullman, Alabama, at 5:00 p.m., Alabama time, on May 18, 2010. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD
1.	The election as director of the nominees listed below to serve for a three-year term

	John A. Riley, III	☐	☐

	Dr. William F. Peinhardt	☐	☐

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accountants for the year ending December 31, 2010.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Cullman Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Cullman Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Cullman Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 19, 2010.

Dated: , 2010	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2010: CULLMAN BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND CULLMAN BANCORP, INC.’S 2009 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6716.